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SEMI-ANNUAL REPORT


JUNE 30, 2002


DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO
(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)

[DAVIS FUND LOGO]




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                                TABLE OF CONTENTS


Shareholder Letter..........................................................  2


Management's Discussion and Analysis:
         Davis Value Portfolio..............................................  5
         Davis Financial Portfolio.......................................... 11
         Davis Real Estate Portfolio........................................ 15


Schedule of Investments:
         Davis Value Portfolio.............................................. 21
         Davis Financial Portfolio.......................................... 25
         Davis Real Estate Portfolio........................................ 27


Statements of Assets and Liabilities........................................ 30


Statements of Operations.................................................... 31


Statements of Changes in Net Assets......................................... 32


Notes to Financial Statements............................................... 34


Financial Highlights:
         Davis Value Portfolio.............................................. 37
         Davis Financial Portfolio.......................................... 38
         Davis Real Estate Portfolio........................................ 39

Directors and Officers...................................................... 40


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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.

FINDING THE RIGHT COMPANIES

A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. I was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

DETERMINING THE RIGHT PRICE

After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we try to blend growth and value because we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.

COMMITTED TO EQUITIES FOR THE LONG TERM

There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there always will be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)

Sincerely,


/s/ Shelby M. C. Davis
Shelby M. C. Davis
Senior Research Advisor

August 5, 2002

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Portfolio delivered a total return of (10.03)% for the six-month period and (13.77)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.   How would you characterize the Fund's performance in the past year?

A. In managing Davis Value Portfolio, my partner Ken and I and our entire team come to work every day with the objective of beating the S&P 500(R) Index over a long period of time. We believe that if we succeed in doing so over the course of our careers, we will have served our shareholders well as this benchmark has historically done better than 80-85% of active managers.

In the last 12 months, the market was down almost 18% and Davis Value Portfolio was down almost 14%. But the word "down" is significant and should not be passed over lightly. Implicit in our goal of beating the S&P 500(R) Index is our assumption that the S&P 500(R) Index will produce respectable absolute returns over long periods of time. This assumption is based on the fact that the market reflects the capitalized value of the earnings of corporate America. In every decade of the last century these earnings have made progress as companies have grown. While high valuations make a return to the heady days of the bull market very unlikely, it would be difficult to make a case for negative absolute returns for the stock market over any prolonged period of time.(1)

Nevertheless, the current bear market will cause many to doubt the wisdom of investing in equities. We are now well into our third year of this bear market with the S&P 500(R) Index trading roughly where it did five years ago and down more than 40% from its peak of 1,500 in March 2000. The more speculative NASDAQ Composite Index(3) has actually fallen at an average annual rate of 33% since January 2000 and is down more than 70% from its peak of 5,000 in March 2000.

Neither Ken nor I have any idea what the market will do over the next few years but common sense tells us that the opportunities are greater and the risks lower now than they were several years ago. In my last letter, I explained this counterintuitive point by drawing an analogy to flying, which we all feel is much riskier than it was before the horrific events of September 11th. Yet, on reflection, it is clear that air travel before that day was far riskier--we were just ignorant of the risk we were taking. After that day, air travel became far safer because our knowledge of the risk drove increased security. Similarly, investing today feels far riskier than it did before we ever heard the terms "irrational exuberance", "Internet bubble" or "Enron." But clearly investing--and especially speculating--then was far riskier than most people realized. Today, you can buy the same collection of business and the same stream of future cash flows at one-third off. This does not mean that these businesses are a bargain but only that they are necessarily a better buy today than they were then.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Despite our inability to predict when the bottom will come, we are certain that the time of greatest opportunity will coincide with the time of greatest pessimism just as the time of greatest danger coincided with the euphoria of new-era optimism. It is amazing to go back and read the articles that declared the death of the old economy but actually marked the end of the bull market. These articles were simply the mirror image of the articles that announced "The Death of Equities" in 1981 but coincided with the beginning of the biggest bull market of the century. Both extreme views were equally wrong. As my father Shelby Davis has often pointed out, success in investing requires being neither optimistic nor pessimistic--but realistic.

Q. Could you discuss some of the current factors impacting the market and the portfolio?

A. Any reflection on the market over the last six months must begin with the outrageous corporate scandals that we read about every day in the newspaper. How can we not be disgusted by the self-dealing and obscene compensation of managements and the willful ignorance (at best) of those entrusted to represent the shareholders, namely the directors and the "independent" auditors?

But the market has a way of correcting itself. Although I expect that there is still more to come, it is already clear that the scandals themselves should ultimately lead to better governance and disclosure. It is also striking that though the magnitude of the scandals was perhaps unpredictable, the causes were evident years ago. In our annual report from July 2000, Ken and I noted that "Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as a favorable change in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks....While we hope not to own many of the most flagrant offenders in Davis Value Portfolio, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty."

When I review our actions since then, it is clear that while we did some things well, we could have been even more attentive to our own warning. On the positive side, our focus on what we call "owner earnings" as opposed to reported GAAP earnings or, worse yet, "pro forma earnings" or EBITDA (which one wag defined as "Earnings Before I Tricked the Dumb Auditors") drove a number of important decisions over the past several years that proved wise, notably our significant sales of IBM(4) and Intel. To be clear, these sales did not reflect any concerns about the integrity of management at these first-class companies, but simply the fact that the reported earnings included many nonrecurring items that we determined to be unsustainable.

Although we consciously decided not to invest in a number of companies such as Enron, WorldCom and Qwest based on our study of their financial statements, we did own one company that has featured prominently in this year's headlines and warrants some further comment, particularly as it was a large holding.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

We purchased the bulk of our Tyco position during a widely publicized SEC investigation in 1999. The SEC's inquiry focused on whether Tyco had taken inappropriately large charges to set up reserves during acquisitions and then reversed these charges in future periods to inflate earnings. We poured over the financial statements before and after each of the company's major acquisitions, concluded that the accounting seemed appropriate and added significantly to our position. A few weeks later, the SEC reached the same conclusion, requesting only that the company shift two pennies of earnings from one quarter into another. Since then, there have been no further SEC inquiries into Tyco's accounting for acquisitions that we know of.

In the ensuing two years, Tyco accelerated its pace of acquisitions and significantly increased the company's leverage, particularly its short-term debt. Furthermore, a close reading of the 10-K for Tyco's fiscal year ended September 2001 indicated more aggressive (but not illegal) accounting policies than we had previously seen. These changes caused us to lower our estimate of the company's intrinsic value. As a result, we sold roughly a quarter of our position at $42 per share. The subsequently released annual proxy statement contained several other changes that led us to sell another 19% at $30 per share. Although many things have happened since then, most notably the indictment of the company's now former CEO on charges of sales tax evasion, Tyco's operating businesses have continued to generate cash. Although often compared to Enron, Tyco is dramatically different in this fact, as Enron generated virtually no cash. Furthermore, the customers who buy products from Tyco's medical division (formerly US Surgical and several other smaller companies), its security division (formerly ADT), its electronics division (formerly AMP and several other companies) or its plastics division will do so regardless of the parent company's financial or regulatory issues. Conversely, Enron's business was based on long-term trading, which requires at least an investment-grade rating. As a result, for Tyco, unlike Enron, the perception of financial strength is not a prerequisite for doing business.

Recognizing the substantial nature of Tyco's underlying businesses, we have chosen to hold onto our remaining shares and in fact recently bought back at $15 per share some of the shares we previously sold. Tyco currently represents 2% of our assets and we will continue to monitor it closely. Please know that in our valuation model we are taking into account the possibility that both revenue and margins have been significantly overstated although there is not yet hard evidence that this has been the case.

Looking back, it appears to us that the crisis at Tyco was not caused by fraudulent accounting or even by the malfeasance of the CEO, but by plain, old-fashioned leverage. The company's reliance on short-term funding made it vulnerable to changes in perception despite the reasonable strength of its underlying businesses. We were mistaken in not recognizing this vulnerability sooner.

Our research process did help us significantly in the pharmaceutical area during the last six months when we identified some potential issues at two of our large holdings. Factors that included poor capital allocation, disappointing performance of some new products, questionable inventory management, a weaker new product pipeline and inevitable, but not looming, patent expirations for several key blockbuster products caused us to lower our assessment of the intrinsic value for both Merck and Bristol-Myers. As a result, we sold a significant portion of our holding in Merck and virtually all of our Bristol-Myers at prices well above where they now trade. Importantly, at lower prices we may revisit these companies and have in fact repurchased some of the Bristol-Myers at prices 40-60% below the price at which we had sold.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. How is the portfolio currently positioned?

A. In general, the holdings in our portfolio fall into three categories.

First, we own a number of world-class companies that are in steady businesses with strong balance sheets and leadership positions. Such holdings include the world's largest spirits company, Diageo, which owns brands such as Johnny Walker, Smirnoff, Guinness and many others; pharmaceutical leader Eli Lilly; global insurance giant American International Group; United Parcel Service; and Berkshire Hathaway. It is worth mentioning that many of these companies will tend to benefit from a weaker dollar, which is a likely scenario as foreign investors question the strength of our economy, lose confidence in our bookkeeping and react to the risks inherent in our war on terrorism.

Second, we own and are always looking for new investments in areas marked by controversy. In past letters, I have referred to this as being "long headline risk," a phrase that I borrowed from the great investor Bill Miller of Legg Mason. Often when companies or industries are in the headlines the investment opportunity is greatest. Our purchase of Citigroup and a number of other banks during the real estate crisis of the early nineties is a good example of this. In today's environment, there is certainly no shortage of controversy. In addition to Tyco and Bristol-Myers discussed above, our holdings in Philip Morris, Sealed Air and Citigroup would fall into this category. As you might expect, we are actively studying companies in industries such as telecom, energy and cable but have not yet made any substantial investments.

Third, we own a number of companies that we describe as "out of the spotlight." In some instances, a company's relatively low profile results from its modest size or dull-sounding business, as is the case with Golden West Financial, a savings and loan; Transatlantic Holdings, a reinsurer; and Vulcan Materials and Martin Marietta Materials, both aggregates companies. In this post-bubble period, such companies are a reminder that excitement is no substitute for profitability. In other instances, a company might not be so well known because it is not based in the United States, as is the case with Lloyd's TSB Group in the United Kingdom and Julius Baer Holdings in Switzerland.

Q. What are other issues that investors should be thinking about in these uncertain times?

A. As I said in the beginning, Ken and I and our team come to work everyday with the goal of beating the S&P 500(R) Index and we (and my father before us) have done so since our firm started managing large cap mutual funds in 1969.(5)

Although we are proud of this performance, several important new studies have made me realize that for our shareholders, our success in beating the S&P 500(R) Index is only part of the story. I have mentioned this fact in the past but I believe that it bears repeating in these difficult times. To understand why, we must make a distinction between a fund's performance and the performance of the investors in that fund. This distinction can be seen most dramatically in the Dalbar study that I first mentioned several years ago. This study reported that in the 17 years between 1984-2000, the average stock fund compounded at 14.0% while the typical mutual fund investor earned only 5.3%.(6) This staggering investor underperformance was also reflected in a recent study that Jason Zweig reported in the June 2002 issue of Money showing that between 1998-2001, the average fund generated a 5.7% annualized total return while the average fund investor earned just 1.0%.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A lot of ink has been devoted to analyzing fund underperformance relative to the S&P 500(R) Index. The culprits usually include high expenses and high turnover. But it is amazing how little has been written about the self-inflicted nature of investor underperformance.

Put simply, people chase hot funds. They sell out of funds that have suffered a few poor years and buy into funds that have enjoyed a few great years just as these hot funds enter the doldrums and the cycle repeats. On average, investors now hold their funds for less than three years.(6)

What investors fail to recognize is that short periods of underperformance are inevitable in building an outstanding long-term track record. Cambridge Associates reports that over the last 10 years, 98% of the top-ranked managers performed poorly during at least one three-year period. Bob Kirby, former chairman of Capital Guardian Trust Company, one of the great firms in our industry, said in a speech some years ago: "The basic question facing us is whether it's possible for a superior investment manager to underperform the market for three years in a row. The assumption widely held is `no.' And yet, if you look at the records, it's not only possible, it's inevitable."

Unfortunately, after three years of underperformance, both institutional and individual investors lose confidence in their money managers and switch to others with good recent three-year records. The result is the whipsawing of investment returns.

This tendency to be whipsawed is exacerbated by investors' love affair with the segmenting of funds into smaller and smaller categories. Fund performance is then judged relative to some sub-segment of the fund universe (mid cap value blend, for example) rather than against the S&P 500(R) Index, the Russell 1000 Index(R)(3) or some other major benchmark. The general result of this benchmark shifting is a lowering of performance standards, which many funds like for promotional purposes. However, the real loser is the investor.

According to the Mutual Funds Quarterly Review published by The Wall Street Journal in January 2002, for the last five years the average growth fund compounded at 8.15% while the average value fund compounded at 8.45%, a minor difference. Over the same five-year period, the S&P 500(R) Index compounded at 10.70%, outperforming both growth and value. (For the record, Davis Advisors' flagship large cap value fund beat the S&P 500(R) during this period).(5)

The distinction that investors make between growth funds and value funds is an example of unnecessary categorization. This false distinction not only leads investors to imagine that they have achieved a level of diversification by dividing their portfolios into these separate styles, but it also lowers the benchmark against which managers are judged, allowing many to overlook the fact that they are lagging the major indexes.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

To make matters worse, in an effort to avoid accusations of "style drift," many fund managers refuse to look at whole segments of the market. Recognizing that stocks are ownership interests in businesses, it is obvious that value can only be determined by projecting the future cash that a business will generate. The cash produced by a technology firm is no more or less valuable than the cash produced by a brick company--it is all green! And yet, as different industries swing in and out of favor, investors run to buy funds that specialize in whatever industry is hot. As is often the case, Warren Buffett, chairman of Berkshire Hathaway, said it best: "Market commentators and investment managers who glibly refer to `growth' and `value' styles as contrasting approaches to investment are displaying their ignorance, not their sophistication. Growth is simply a component--usually a plus, sometimes a minus--in the value equation."

So it seems a number of factors have conspired to hurt investor returns over a long period of time. First, most active managers underperform the S&P 500(R) Index. Traditionally, this underperformance has been traced to high expenses and high turnover. To these, I would add a new adherence to style purity that prevents managers from looking at whole areas of the market that fall outside some arbitrarily set definition of growth or value. Second, and more damaging, returns have been hurt by the shortening of holding periods as investors chase performance. Although largely self-inflicted, this impatience has been aided and abetted by increasing categorization, shifting benchmarks and a lot of hype.

In these days of complex jargon, a term like "all-weather" sounds old-fashioned. But this is the best way I can think of to describe our approach. While this approach means that we will not be optimized to any one part of an investment cycle (I know for example that in the next three years we will be beaten by either aggressive growth funds or deep value funds--I am just not sure which), it allows us to stay focused on our goal of beating the S&P 500(R) Index over the long term. The rest is up to our investors.

Q.   Any other thoughts?

A. Since our beginning, we have been clear that we serve as stewards of our customers' savings. As such, we have always done our best to represent our shareholders' interest in voting proxies and addressing governance issues within our own company and the companies in which we invest. In the past, we have done so in the background, quietly meeting with corporate managers and directors when necessary or speaking with other large shareholders to increase our influence. Ken and I now feel that a more active stance is required. We are particularly focused on the issue of executive compensation and stock options, which in some ways is the root cause of many of today's scandals. I will update you in future letters as to our progress on this front.

Finally, I must thank the team of analysts with whom Ken and I are fortunate to work: Dwight Blazin, Charles Cavanaugh, Danton Goei, Adam Seessel, Chip Tucker, and Kent Whitaker. In addition to integrity and intelligence, this group shares a sense of commitment, responsibility, determination and decency that is rare in this industry. I am proud to have such colleagues and expect that much of our future success will stem from their efforts.(1)

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Financial Portfolio provided a total return on net asset value of (9.00)% for the six-month period and (15.60)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3)

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during the first half of 2002.

A. The Fund was down 9% during the first six months of 2002 compared to a decline of over 13% in the S&P 500(R) Index. As portfolio managers, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500(R) Index? Second, how does the Fund rank versus its peer group of financial sector funds?

The past two-and-a-half years have clearly been an extremely challenging time for equity investors. We have tried to do our best to protect the capital that you have entrusted to us and minimize absolute losses to your investment. Since January 2000 we have been successful in this effort as the Davis Financial Portfolio achieved a positive cumulative return of 6.82% versus a decline of 30.43% in the S&P 500(R) Index. However, since January 2001 we have not been successful as the Fund's cumulative return through June 2002 was a negative 18.44% versus a decline of 23.47% in the S&P 500(R) Index.

The first half of 2002 has been a particularly challenging environment for a number of reasons. First, the U.S. economy, while officially out of recession, has remained sluggish. There is still overcapacity in many industries resulting from the overinvestment that took place during the capital spending bubble of the late 1990s and that culminated when the Internet bubble burst in March 2000. Capital was cheap and easy to obtain, and many industries, particularly telecom and technology-related industries, tapped funds through public equity and debt offerings, as well as through private institutional sources such as banks, brokerage firms, venture capital firms and commercial finance companies. This excess capacity must be worked off before new investment in factories and capital equipment is needed, and that will probably take some time. This overcapacity is likely to be a factor suppressing the brisk economic recovery that typically follows a recession.

While the Fund does not directly invest in telecom or technology companies, many of our holdings are being negatively impacted by these developments in several ways. One important way is through the rising unemployment that has resulted from the restructuring and consolidation occurring in these overbuilt but massive and important industries. The unemployment rate has increased more than 100 basis points over the past year, weakening demand for new consumer loans and resulting in increased charge-offs of loans that cannot be repaid on their original terms. These two trends have made it tougher on many of our companies involved in consumer lending such as Citigroup(4), American Express and Household International. Fortunately, these issues have been very manageable for these companies to date.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Second, the disgraceful and shocking corporate scandals at Enron, WorldCom, Global Crossing and others that we have been reading about in the papers have deeply infected investors' psychology and for very good reason. If it appears easy to cook the books at major Fortune 500 companies; if the auditors do not do their job or worse assist in this corruption; if directors are beholden to the CEO and do not ask any tough questions of the CEO, the auditors or internal financial reporting staff; if aggressive accounting decisions are not "required" to be disclosed because each one is "not material" on its own but when combined they are actually devastatingly material, then investors--even ones like ourselves who focus on and inspect regulatory filings such as 10-Qs and 10-Ks--are at a big disadvantage. The massive amount of wealth lost in the overall market decline coupled with the impact of corporate scandals and conflicts of interest at Wall Street brokerage firms have made investors understandably reluctant to invest as much in equities as before. These lower asset levels and the slowdown in new money inflows have hurt our holdings such as Julius Baer, American Express, Citigroup and Stilwell Financial.

Third, on top of the aggressive accounting decisions referred to above, the overall quality of S&P 500(R) earnings is very low. One significant factor undermining the quality of earnings is that stock options, an important and sometimes huge expense, do not run through a company's income statement even though stock options are real employee compensation and obviously should be reflected on the income statement. The transfer of wealth away from us as current shareholders to management can be enormous. If a company grants stock options equal to 3% of its outstanding shares every year (many companies do even more), studies now show that over time 50% of the economic value of the company would be taken from current shareholders and given to management without impacting the income statement. The investing public deserves to be outraged and we are too. We have and will continue to "charge" companies' income statements for the amount of options they issue and invest only with those companies that do not abuse the system.

Another issue impacting the quality of earnings has been the huge gains from corporate pension plans that do benefit companies' income statements even though this noncash income does not ever belong to the company but only to the beneficiaries of the pension plan. Many companies' earnings have been significantly boosted by these pension gains. In fact, in recent years, GE, SBC Communications and IBM have each averaged $1 billion in pension income annually thanks to the strong returns in the stock market over the past decade. These noncash gains will quite likely turn into real cash expenses given the declining equity markets, making it more difficult for many companies, but not all, to show improving earnings next year. Fortunately, we have always looked carefully at the amount of stock option grants companies make as well as the amount of pension gains running through earnings, and we have not had any surprises in this area that have hurt our holdings.

Fourth, the overall market still appears overvalued to us given the high level of P/E multiples and the lower quality of earnings we just discussed.

Fifth, it is possible that we are entering a period of weakness for the U.S. dollar. Historically, these adjustments in exchange rates tend to occur over many years. However, if the dollar does weaken, it will likely dampen foreign investors' appetite to continue investing the large amounts of money in the United States that they have over the past few years when equity returns were favorable and the strong dollar provided an additional boost to foreign investors' returns when translated back into their local currencies. The flip side is that a weaker dollar will help the earnings of many of our U.S. multinational companies, including AIG, Transatlantic Holdings, Citigroup and Philip Morris.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

These are major headwinds that have impacted all stocks, including financial companies, and the market will need time to adjust. That should result in lower P/E multiples than we have witnessed over the past few years. The good news, however, is that the S&P 500(R) Index has now fallen more than 40% from its highs achieved in March 2000 and we are finding more investment opportunities in fine companies at value prices than we have for years. Importantly, interest rates remain at 40-year lows, which should provide some support for equities once the market stabilizes and investor confidence returns.

We also expect that many of our well-managed companies may benefit from the current difficult environment by taking market share away from weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well-run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models.

Q. What holdings were important contributors to the Fund's performance?

A. On the positive side, the biggest contributors to performance were Moody's, Cincinnati Financial, Golden West Financial and American Express. We have written about all these companies in previous reports and the investment thesis for each one remains intact.

Moody's, the rating agency, has been generating record earnings, up over 20% this year, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Moody's benefits because investors prefer bonds that have been rated, thereby providing the company with robust revenue opportunities. The growth of the structured finance business globally has also contributed and should help fuel Moody's long-term growth. While we have great conviction about Moody's future and confidence in its management, Moody's shares rose more than 25% in the first six months of 2002 and we felt the stock had become fully priced at over 30 times expected 2002 earnings. The stock had appreciated over 100% since we bought it less than two years ago and had grown to represent a 6% position in the Fund. We therefore took advantage of investor interest to reduce our holdings by approximately 30% through June.

On the negative side, our performance was hurt by our large holdings in blue-chip diversified global financials such as Citigroup and AIG. Citigroup, whose shares were down almost 25% at midyear, has been hurt by the financial meltdown in Argentina, which caused pretax losses of approximately $1.3 billion, and the fear that other countries where Citigroup has a presence, particularly Brazil, will incur similar although less severe financial difficulty than witnessed in Argentina. Citigroup has also been affected by losses related to loans to and investments in corporate disasters such as Enron and WorldCom. In addition to a weak capital markets environment, the New York State Attorney General's investigation into conflicts of interest at Wall Street firms has pressured results at Citigroup's Salomon Smith Barney securities unit. We continue to have great confidence in the management ability of CEO Sandy Weill and his team and take great comfort in the company's strong balance sheet, including $70 billion in common shareholders' equity. This strong balance sheet, coupled with an expected $15 billion in earnings this year, should help cushion against any setbacks the company encounters in this difficult environment. Given the stock's price weakness, we increased our holdings in Citigroup significantly through June, paying approximately 13 times what Citigroup may earn this year.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

AIG, whose stock dropped more than 14% through June, has also been hurt for several reasons. Following the accounting disasters at Enron and other companies, investors today are avoiding "complicated" companies with less apparent transparency in their reported financial statements. This is understandable. AIG, however, is one of only eight AAA-rated companies in the United States and has a very strong balance sheet, including $50 billion in common shareholders' equity. Like Citigroup, AIG has staying power to manage through the current environment and is on track to earn another $9 billion this year. Management is strong, led by 77-year-old CEO Hank Greenberg and supported by talented officers throughout the organization. AIG is a performance-oriented, entrepreneurial culture that plays to win and pays executives fairly, not egregiously. The company indisputably has the leading franchises in life insurance and property and casualty insurance outside the United States where it has operated for many decades. AIG is also benefiting from the improved pricing and rating environment for U.S. property and casualty insurance, which should provide a strong boost to earnings over the next few years especially as AIG benefits from the current flight to high quality, stronger rated companies. We more than doubled our position in AIG through June at approximately 16 times what we expect AIG to earn in 2003.

Our biggest mistake this year was continuing to hold too many of our shares in Tyco. This mistake cost all of us shareholders dearly. I will save the extensive postmortem of what we did wrong and have learned from this mistake for the year-end letter when the outcome for Tyco will be much clearer than it is today. However, we misjudged just how bad the company's liquidity crisis could become in this post-Enron environment and misjudged the character of management. We will report at length on these subjects at year-end.

Finally, other portfolio adjustments made through June include significantly adding to our holdings of Bank One while eliminating positions in Costco, MBNA and First Data Corporation. We believe these transactions were all done at very favorable prices at the time.

Q. What is your outlook for financial stocks?

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

Despite the currently challenging and potentially worrisome environment, Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain relatively stable even in this difficult environment. While we have been nervous about the level of the U.S. equity markets for some time and expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Finally, all the deserved attention on corporate fraud, poor corporate governance by directors, lack of accounting integrity and auditor conflicts will certainly result in stronger regulations and penalties. This will improve disclosure, reduce the number of abuses going forward and help all investors make better decisions based on adequate information. The end result should be a stronger financial system down the road. This is one more reason to be optimistic.(1)

DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Real Estate portfolio generated a total return on net asset value of 11.63% for the six-month period and 11.85% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Wilshire Real Estate Securities Index provided a return of 13.08% and 13.79%, respectively.(3)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of the real estate market and the Fund over the past year?

A. During 2001, investors flocked to higher yielding, lower quality real estate investment trusts (REITs), many of which paid out in dividends almost every dollar that they earned. These marginal companies have not performed well this year because their ability to sustain their dividend yields has suffered as earnings have come under pressure in a poor economic environment. The Fund has never stretched for dividend yield and while that held back our performance last year, it is helping us in 2002. My partner, Chandler Spears, and I focus on what we consider to be the new breed of REIT--strong, well-managed companies with financial discipline and a well-designed business plan based on managing the entire real estate investment cycle.

For us, the most significant news this year is that while REIT growth rates have slowed in the recession, the industry is still generating positive, not negative, earnings growth. That is unprecedented in the world of real estate. In fact, REITs are holding up in this downturn better than many industries, particularly when you look at companies in the S&P 500(R) Index that had explosive growth rates just three to four years ago and that are now down 30-40%. Assuming the recession does not last indefinitely, earnings growth should start to pick up as the economy revives and the new REIT model will have really proven itself.

We now have fully integrated, thoughtfully designed REITs structured to weather economic cycles, which should result in greater earnings stability through good and bad markets. Although Chandler and I are not banking on multiple expansion, we think a compelling case can be made for these companies to trade at higher P/E multiples than the 9 to 10 times earnings at which they currently trade. In addition, investors are getting dividend yields of 5-7%. All of this makes REITs a highly attractive proposition in our books.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Q. What are the key characteristics of the new-style REITs on which the Fund focuses?

A. We want to invest with management teams that our research has shown to be adept at managing the full real estate cycle so they can make money in any part of that cycle. In other words, we want to own companies that know how to acquire buildings, how to develop buildings, how to reposition or rehab buildings and how to sell buildings appropriately.

That last element can be particularly important. For example, Centerpoint Properties(4), an industrial REIT, is the Fund's largest holding and the barometer against which we think all other real estate companies should be judged. It has outstanding management, financial strength and, most important of all, a business strategy for making money throughout the economic cycle. Centerpoint can build or acquire a building, develop or reposition the property to maximize its value, and then ultimately sell it to another investor with a different investment objective, such as a pension fund seeking a more bond-like return. So, Centerpoint is able to cultivate a tremendous amount of value from its properties and then put the proceeds from property sales to work in other real estate in order to begin the process all over again.

That is the type of business plan Chandler and I like to see, and we believe that the vast majority of holdings in our portfolio are companies that represent that model in spirit. Naturally, not every company has the same recipe for success, and different companies are working at different points in the business cycle because they concentrate on different types of real estate. General Growth Properties, a mall REIT, is an example of a large holding that is in an acquisition phase because retail space is at a different point in the real estate life cycle than industrial space. Both General Growth Properties and Centerpoint have been strong performers for the Fund this year.

The new REIT model is very different from the flawed models of the 1970s and 1980s, which were based upon the traditional concept that real estate companies should be kingdom builders. In the old model, management's focus was on how big a real estate portfolio the company owned, not on how profitable that portfolio was. The idea that a company should try to make money throughout the entire real estate cycle seems obvious, but it was not the way real estate companies historically managed their businesses. It is compelling to see REIT management teams embracing the concept of return on invested capital, which is so universally accepted in most other industries.

Q. What about some new holdings that have worked out well for the Fund?

A. ProLogis is a position we established toward the end of 2001 that has generated good results this year. ProLogis is the largest industrial REIT and the only industrial REIT with substantial property holdings worldwide. This international presence gives ProLogis a competitive advantage in targeting what it considers the top 1000 companies with the greatest global logistics needs because ProLogis can structure warehouse packages to meet the needs of these multinational companies in Asia, Europe and Latin America as well as in the United States.

We had followed ProLogis for some time but had held off investing even though the stock was inexpensive due to stock-specific issues. In particular, a major shareholder in ProLogis, Security Capital, was being acquired by GE Capital, and uncertainty about what would happen to the ProLogis position when GE Capital acquired Security Capital created a huge overhang in ProLogis stock. After GE Capital completed its acquisition of Security Capital, the overhang issue was resolved and we capitalized on a great opportunity to purchase the stock.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Another new investment made earlier this year that has been an outstanding performer is Chelsea Property Group, a company that owns the dominant outlet malls in the country. Chelsea Property has managed its balance sheet and its expansion plans well, including doing some international expansion. Despite the fact that management seemed to be doing many things right, we had not invested in the shares before. On the one hand, the company always seemed expensive relative to its net asset value. On the other hand, the company always seemed cheap on an earnings momentum basis because of the tremendous growth prospects of the business. The question was how comfortable were we that the earnings growth would happen? As Chandler and I kept debating this question, Chelsea continued to hit its earnings targets with amazing consistency. The closer we looked, the more confidence we had in management's ability to provide adequate information about how they planned to hit their earnings marks and then to deliver on those forecasts. Once we became comfortable with the company on an earnings momentum basis, the tide turned for us and we made our investment. This is much the same way we got comfortable with Centerpoint, a company we have owned for a number of years. Centerpoint also trades at a fairly lofty level relative to its net asset value, but if you have confidence in the earnings growth projections, the stock does not seem so expensive.

Q. Could you discuss the Fund's sell discipline?

A. In answering that, I would like to begin with a mistake that we made this year--namely, our slowness in lightening up on our apartment REIT holdings, specifically Avalonbay and Archstone. We continued to maintain these positions well past the point that we should have been trimming back because historically the apartment sector has held up relatively well in recession. When people lose their jobs, they may give up their credit cards or their cars, but they rarely give up their homes. In addition, traditionally in a recession people who are considering leaving apartments and buying a home tend to postpone that decision because they feel less certain about their incomes. That has not been true in this economic downturn, however, as interest rates have remained incredibly low and home building has been explosive. Apartment REITs have performed poorly in this environment and we have subsequently reduced our positions in this area. We only wish we had done so sooner.

We are honing our sell discipline and becoming greater proponents of an "add and trim" philosophy within the portfolio. An example is Taubman Centers, a developer of upscale regional malls, which was one of the Fund's best-performing holdings last year. One of our valuation yardsticks in selecting companies for the portfolio is to look for companies whose shares are trading at a discount to the underlying net asset value of the company's real estate holdings. When we first invested in Taubman early in 2001 its net asset value was around $17 per share and the stock was trading at around $11 per share, which represented an attractive discount. When the shares began to approach our estimate of net asset value, Chandler and I decided to sell part of the position in order to take some profits off the table. Since then, the stock has underperformed dramatically. We did not liquidate our Taubman position completely because we still like the company and its business model.

Q. Why should investors own real estate?

A. The great success story in real estate today is that the industry appears to be emerging from the recession relatively unscathed thanks to the new REIT model that has been developing over the past decade. Today's REITs have seasoned management, material insider ownership, solid balance sheets, improved disclosure and sound business strategies.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

As a result, investors have a more conservative way to invest in real estate and benefit from a less volatile, higher yielding but still growth-oriented investment with the potential to compound nicely over time. We believe real estate is an asset class that deserves a permanent position as a core holding in the portfolio for almost every investor with a long-term investment time frame.(1)

------------------------------------

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Variable Account Funds prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Variable Account Funds investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shelby M.C. Davis candidly discusses a number of individual companies. These companies are used to illustrate specific points and are not represented as being currently included in the investment portfolio of any specific Davis Fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

Davis Financial Portfolio concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ending June 30, 2002.


     ---------------------------------------------------------------------
                                                           INCEPTION
             PORTFOLIO NAME               1 YEAR         (July 1, 1999)
     ---------------------------------------------------------------------
     Davis Value Portfolio               (13.77)%           (3.29)%
     ---------------------------------------------------------------------
     Davis Financial Portfolio           (15.60)%           (0.28)%
     ---------------------------------------------------------------------
     Davis Real Estate Portfolio          11.85%             9.02%
     ---------------------------------------------------------------------

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(3) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories. It serves three mains purposes: to act as a performance standard for active managers, to serve as a proxy for asset allocation purposes, and to become a purchasable and replicable vehicle for passive investment strategy.

III. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

IV. NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-valued weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

(4) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(5) Davis Advisors began managing its flagship large cap value fund in 1969 and which has beaten the S&P 500(R) Index for the life of the fund, as well as over the 1-, 5- and 10-year time periods ending June 30, 2002. Past Performance is not a guarantee of future results. There can be no guarantee that Davis Advisors Large Cap Value Style will continue to deliver consistent investment performance. The measurement periods includes periods of bear markets when performance was negative. Equity markets are volatile, investors may suffer losses, and there can be no guarantee that an investor will earn a profit. Investment return and principal value will vary so that, when sold, an investment may be worth more or less than when purchased.

The Wall Street Journal article reported on the five year period from January 1, 1997 through December 31, 2001. For the five year period from July 1, 1997 through June 30 2002 Lipper, Inc. reported that the average large cap value fund earned an average of 3.30%, the average large cap growth fund earned an average of 0.68% and the S&P 500 index earned an average of 3.66%. Davis Advisors flagship large cap value fund earned an average of 5.72% (without the sales charge taken into consideration) over the same time period.

(6) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The original Dalbar report covered the time periods from 1984 through 1998 and was published in the March 2000 issue of Mutual Funds Magazine. The Dalbar report was updated through 2000 using information from Lipper, Inc. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

Shares of Davis Variable Account Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
JUNE 30, 2002 (Unaudited)

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - (88.90%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (9.60%)
       140,200    Bank One Corp. ..............................................................  $   5,394,896
       110,700    Golden West Financial Corp. .................................................      7,613,946
        87,500    Lloyds TSB Group PLC, ADR....................................................      3,504,375
       222,600    Wells Fargo & Co. ...........................................................     11,143,356
                                                                                                 -------------
                                                                                                    27,656,573
                                                                                                 -------------
   BUILDING MATERIALS - (3.43%)
        13,900    American Standard Cos. Inc.*.................................................      1,043,890
        55,900    Martin Marietta Materials, Inc. .............................................      2,180,100
       157,800    Masco Corp. .................................................................      4,277,958
        54,300    Vulcan Materials Co. ........................................................      2,378,340
                                                                                                 -------------
                                                                                                     9,880,288
                                                                                                 -------------
   CONSUMER PRODUCTS - (5.47%)
       360,500    Philip Morris Cos. Inc. .....................................................     15,746,640
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (5.14%)
        96,100    Dover Corp. .................................................................      3,363,500
        48,400    3M Co. ......................................................................      5,953,200
       406,058    Tyco International Ltd. .....................................................      5,485,844
                                                                                                 -------------
                                                                                                    14,802,544
                                                                                                 -------------
   ELECTRONICS - (0.30%)
       618,800    Agere Systems Inc., Class A*.................................................        866,320
                                                                                                 -------------
   ENERGY - (5.60%)
        24,100    Conoco Inc. .................................................................        669,980
       113,200    Devon Energy Corp. ..........................................................      5,578,496
        79,500    EOG Resources, Inc. .........................................................      3,156,150
       114,000    Phillips Petroleum Co. ......................................................      6,712,320
                                                                                                 -------------
                                                                                                    16,116,946
                                                                                                 -------------
   FINANCIAL SERVICES - (17.93%)
       529,200    American Express Co. ........................................................     19,220,544
       255,533    Citigroup Inc. ..............................................................      9,901,904
        72,200    Dun & Bradstreet Corp.*......................................................      2,386,210
       236,400    Household International, Inc. ...............................................     11,749,080
        73,900    Loews Corp. .................................................................      3,915,961
        81,400    Moody's Corp. ...............................................................      4,049,650
        69,200    Providian Financial Corp.* ..................................................        406,896
                                                                                                 -------------
                                                                                                    51,630,245
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (3.17%)
        97,800    Diageo PLC, ADR..............................................................      5,051,370
        25,400    Hershey Foods Corp. .........................................................      1,587,500
        60,900    Kraft Foods Inc., Class A....................................................      2,493,855
                                                                                                 -------------
                                                                                                     9,132,725
                                                                                                 -------------

                                                      21

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED
   HOTELS & MOTELS - (0.78%)
        59,100    Marriott International, Inc., Class A........................................  $   2,248,755
                                                                                                 -------------
   INDUSTRIAL - (2.38%)
       170,400    Sealed Air Corp.*............................................................      6,862,008
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (0.37%)
        60,100    IMS Health Inc. .............................................................      1,078,795
                                                                                                 -------------
   INSURANCE BROKERS - (1.21%)
       118,200    Aon Corp. ...................................................................      3,484,536
                                                                                                 -------------
   INVESTMENT FIRMS - (1.84%)
        90,500    Morgan Stanley...............................................................      3,898,740
        77,800    Stilwell Financial, Inc. ....................................................      1,415,960
                                                                                                 -------------
                                                                                                     5,314,700
                                                                                                 -------------
   LIFE INSURANCE - (0.60%)
        38,300    Principal Financial Group, Inc.*.............................................      1,187,300
        24,200    Sun Life Financial Services of Canada Inc. ..................................        529,071
                                                                                                 -------------
                                                                                                     1,716,371
                                                                                                 -------------
   MEDIA - (0.41%)
        26,900    WPP Group PLC, ADR...........................................................      1,185,887
                                                                                                 -------------
   MULTI-LINE INSURANCE - (3.76%)
       158,537    American International Group, Inc. ..........................................     10,816,980
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (5.04%)
        82,700    Bristol-Myers Squibb Co. ....................................................      2,125,390
        90,500    Eli Lilly and Co. ...........................................................      5,104,200
       119,800    Merck & Co., Inc. ...........................................................      6,066,672
        32,400    Pharmacia Corp. .............................................................      1,213,380
                                                                                                 -------------
                                                                                                    14,509,642
                                                                                                 -------------
   PIPELINES - (0.82%)
        61,800    Kinder Morgan, Inc. .........................................................      2,349,636
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (4.75%)
           107    Berkshire Hathaway Inc., Class A*............................................      7,147,600
            42    Berkshire Hathaway Inc., Class B*............................................         93,828
        17,200    Chubb Corp. .................................................................      1,217,760
         1,200    Markel Corp.*................................................................        236,400
        86,100    Progressive Corp. (Ohio).....................................................      4,980,885
                                                                                                 -------------
                                                                                                    13,676,473
                                                                                                 -------------
   PUBLISHING - (0.76%)
        28,700    Gannett Co., Inc. ...........................................................      2,178,330
                                                                                                 -------------


                                                      22

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED
   REAL ESTATE - (1.87%)
         5,000    Avalonbay Communities, Inc. .................................................  $     233,500
        88,900    Centerpoint Properties Trust.................................................      5,157,089
                                                                                                 -------------
                                                                                                     5,390,589
                                                                                                 -------------
   REINSURANCE - (1.91%)
        68,850    Transatlantic Holdings, Inc. ................................................      5,508,000
                                                                                                 -------------
   RETAILING - (5.46%)
        29,500    Albertson's, Inc. ...........................................................        898,570
       211,100    Costco Wholesale Corp.*......................................................      8,151,627
        27,300    J. C. Penney Co., Inc. ......................................................        601,146
        80,300    RadioShack Corp. ............................................................      2,413,818
       125,200    Safeway Inc.*................................................................      3,654,588
                                                                                                 -------------
                                                                                                    15,719,749
                                                                                                 -------------
   TECHNOLOGY - (2.30%)
        78,600    BMC Software, Inc.*..........................................................      1,304,760
        97,800    Lexmark International, Inc.*.................................................      5,320,320
                                                                                                 -------------
                                                                                                     6,625,080
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.44%)
       207,000    Tellabs, Inc.*...............................................................      1,282,365
                                                                                                 -------------
   TRANSPORTATION - (3.56%)
       166,300    United Parcel Service, Inc., Class B.........................................     10,269,025
                                                                                                 -------------

                      Total Common Stock - (identified cost $283,252,375)......................    256,049,202
                                                                                                 -------------


                                                      23

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (11.46%)
$33,023,000    Nomura Securities International, Inc. Repurchase Agreement 1.98%,
                 07/01/02, dated 06/28/02, repurchase value of $33,028,449
                 (collateralized by: U.S. Government obligations in a pooled cash account,
                 total market value $33,683,460) - (identified cost $33,023,000)..........   $   33,023,000
                                                                                             --------------


               Total Investments - (100.36%) - (identified cost $316,275,375) - (a).........    289,072,202
               Liabilities Less Other Assets - (0.36%)......................................     (1,046,307)
                                                                                             --------------
                 Net Assets - (100%)........................................................ $  288,025,895
                                                                                             ==============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $316,291,496. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

               Unrealized appreciation...................................................... $   13,168,414
               Unrealized depreciation......................................................    (40,387,708)
                                                                                             --------------
                 Net unrealized depreciation ............................................... $  (27,219,294)
                                                                                             ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
JUNE 30, 2002 (Unaudited)


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - (94.94%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (17.33%)
        15,800    Bank One Corp. ..............................................................  $     607,984
         2,450    Fifth Third Bancorp. ........................................................        163,280
        13,100    Golden West Financial Corp. .................................................        901,018
         4,800    Julius Baer Holding Ltd., Class B............................................      1,375,796
         3,082    Lloyds TSB Group PLC.........................................................         30,684
         2,600    Lloyds TSB Group PLC, ADR....................................................        104,130
         4,100    State Street Corp. ..........................................................        183,270
        24,000    Wells Fargo & Co. ...........................................................      1,201,440
                                                                                                 -------------
                                                                                                     4,567,602
                                                                                                 -------------
   CONSUMER PRODUCTS - (4.19%)
        25,300    Philip Morris Cos. Inc. .....................................................      1,105,104
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.83%)
        74,800    Tyco International Ltd. .....................................................      1,010,548
                                                                                                 -------------
   FINANCIAL SERVICES - (31.35%)
        50,900    American Express Co. ........................................................      1,848,688
         8,650    Charles Schwab Corp. ........................................................         96,880
        32,200    Citigroup Inc. ..............................................................      1,247,750
        29,400    Dun & Bradstreet Corp.*......................................................        971,670
        26,400    Household International, Inc. ...............................................      1,312,080
        23,600    Loews Corp. .................................................................      1,250,564
        27,200    Moody's Corp.  ..............................................................      1,353,200
        31,000    Providian Financial Corp.* ..................................................        182,280
                                                                                                 -------------
                                                                                                     8,263,112
                                                                                                 -------------
   INDUSTRIAL - (3.01%)
        19,700    Sealed Air Corp.*............................................................        793,319
                                                                                                 -------------
   INSURANCE BROKERS - (3.69%)
        33,000    Aon Corp. ...................................................................        972,840
                                                                                                 -------------
   INVESTMENT FIRMS - (3.51%)
         7,500    Morgan Stanley ..............................................................        323,100
        33,100    Stilwell Financial, Inc. ....................................................        602,420
                                                                                                 -------------
                                                                                                       925,520
                                                                                                 -------------
   LIFE INSURANCE - (5.48%)
        26,800    Principal Financial Group, Inc.*.............................................        830,800
        28,000    Sun Life Financial Services of Canada Inc. ..................................        612,080
                                                                                                 -------------
                                                                                                     1,442,880
   MULTI-LINE INSURANCE - (5.92%)
        18,887    American International Group, Inc. ..........................................      1,288,660
        14,500    Horace Mann Educators Corp. .................................................        270,715
                                                                                                 -------------
                                                                                                     1,559,375
                                                                                                 -------------


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                      VALUE
SHARES/PRINCIPAL                          SECURITY                                                   (NOTE 1)
===============================================================================================================
COMMON STOCK  - CONTINUED
   PROPERTY/CASUALTY INSURANCE - (9.39%)
             7    Berkshire Hathaway Inc., Class A*............................................  $     467,600
           198    Berkshire Hathaway Inc., Class B*............................................        442,332
        22,900    Cincinnati Financial Corp. ..................................................      1,065,652
         8,200    FPIC Insurance Group, Inc.*..................................................        123,615
         1,900    Markel Corp.*................................................................        374,300
                                                                                                 -------------
                                                                                                     2,473,499
                                                                                                 -------------
   REINSURANCE - (7.24%)
         8,600    Everest Re Group, Ltd. ......................................................        481,170
        17,850    Transatlantic Holdings, Inc. ................................................      1,428,000
                                                                                                 -------------
                                                                                                     1,909,170
                                                                                                 -------------

                      Total Common Stock - (identified cost $26,918,241).......................     25,022,969
                                                                                                 -------------


SHORT TERM INVESTMENTS - (5.65%)
$    1,490,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $1,490,246
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,519,800) - (identified cost $1,490,000) ............      1,490,000
                                                                                                 -------------


                  Total Investments - (100.59%) - (identified cost $28,408,241) - (a)..........     26,512,969
                  Liabilities Less Other Assets - (0.59%)......................................       (154,543)
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  26,358,426
                                                                                                 =============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $28,519,126. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,176,897
                  Unrealized depreciation......................................................     (4,183,054)
                                                                                                 -------------
                        Net unrealized depreciation............................................  $  (2,006,157)
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
SHARES                                                SECURITY                                      (NOTE 1)
===============================================================================================================
COMMON STOCK - (83.78%)
   APARTMENTS (REITS) - (11.39%)
        12,700    Archstone-Smith Trust........................................................  $     339,090
        10,700    Avalonbay Communities, Inc. .................................................        499,690
         6,300    Equity Residential...........................................................        181,125
         3,500    Essex Property Trust, Inc. ..................................................        191,450
        11,800    Home Properties of New York, Inc. ...........................................        447,692
        32,100    United Dominion Realty Trust, Inc. ..........................................        505,575
                                                                                                 -------------
                                                                                                     2,164,622
                                                                                                 -------------
   DIVERSIFIED - (3.19%)
        29,700    Catellus Development Corp.*..................................................        606,474
                                                                                                 -------------
   DIVERSIFIED (REITS) - (14.85%)
        17,300    Duke Realty Corp. ...........................................................        500,835
         8,800    Kilroy Realty Corp. .........................................................        235,400
        20,700    Liberty Property Trust.......................................................        724,500
        29,431    Vornado Realty Trust.........................................................      1,359,712
                                                                                                 -------------
                                                                                                     2,820,447
                                                                                                 -------------
   HOTELS & LODGING - (4.08%)
        10,700    Marriott International, Inc., Class A........................................        407,135
        11,200    Starwood Hotels & Resorts Worldwide, Inc. ...................................        368,368
                                                                                                 -------------
                                                                                                       775,503
                                                                                                 -------------
   INDUSTRIAL (REITS) - (15.11%)
        24,500    Centerpoint Properties Trust.................................................      1,421,245
        20,400    First Industrial Realty Trust, Inc. .........................................        670,140
        30,000    ProLogis Trust...............................................................        780,000
                                                                                                 -------------
                                                                                                     2,871,385
                                                                                                 -------------
   MALLS (REITS) - (11.14%)
        11,000    CBL & Associates Properties, Inc. ...........................................        445,500
         7,800    General Growth Properties, Inc. .............................................        397,800
        19,500    Simon Property Group, Inc. ..................................................        718,380
        36,400    Taubman Centers, Inc. .......................................................        555,100
                                                                                                 -------------
                                                                                                     2,116,780
                                                                                                 -------------
   OFFICE SPACE (REITS) - (17.62%)
        11,700    Alexandria Real Estate Equities, Inc. .......................................        577,278
         7,300    Arden Realty, Inc. ..........................................................        207,685
        16,300    Boston Properties, Inc. .....................................................        651,185
         7,800    CarrAmerica Realty Corp. ....................................................        240,630
        10,900    Corporate Office Properties Trust............................................        159,031
        17,523    Equity Office Properties Trust...............................................        527,442
        20,600    Highwoods Properties, Inc. ..................................................        535,600
         5,800    Parkway Properties, Inc. ....................................................        211,004


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK  - CONTINUED
   OFFICE SPACE (REITS) - CONTINUED
         5,400    PS Business Parks, Inc. .....................................................  $     188,730
         1,400    SL Green Realty Corp. .......................................................         49,910
                                                                                                 -------------
                                                                                                     3,348,495
                                                                                                 -------------
   OUTLET CENTERS (REITS) - (3.56%)
        20,200    Chelsea Property Group, Inc. ................................................        675,690
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (2.84%)
        16,100    Kimco Realty Corp. ..........................................................        539,189
                                                                                                 -------------

                    Total Common Stock - (identified cost $14,750,411).........................     15,918,585
                                                                                                 -------------

PREFERRED STOCK - (9.47%)

   APARTMENTS (REITS) - (0.90%)
           200    Apartment Investment & Management Co., 9.00%, Series P,
                    Cum. Conv. Pfd. ...........................................................          5,109
         1,900    Apartment Investment & Management Co., 9.375%, Series G, Cum. Pfd. ..........         49,125
         2,000    Equity Residential, 7.00%, Series E, Cum. Conv. Pfd. ........................         64,750
         1,600    Equity Residential, 8.60%, Series D, Cum. Pfd. ..............................         41,736
           400    Equity Residential, 9.125%, Series C, Cum. Pfd. .............................         10,710
                                                                                                 -------------
                                                                                                       171,430
                                                                                                 -------------
   INDUSTRIAL (REITS) - (0.39%)
         2,900    Centerpoint Poperties Trust, 8.48%, Series A, Cum. Pfd. .....................         73,645
                                                                                                 -------------
   MALLS (REITS) - (4.22%)
        25,200    General Growth Properties, 7.25%, 7/15/08, Cum. Conv. Pfd. ..................        801,360
                                                                                                 -------------
   OFFICE SPACE (REITS) - (3.03%)
        15,600    SL Green Realty Corp., 8.00%, 4/15/08, Cum. Conv. Pfd. ......................        576,420
                                                                                                 -------------
   RESORTS/THEME PARKS - (0.93%)
         7,700    Six Flags, Inc., 7.25%, 8/15/09, Cum. Conv. Pfd. ............................        177,100
                                                                                                 -------------

                    Total Preferred Stock - (identified cost $1,592,499).......................      1,799,955
                                                                                                 -------------


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
PRINCIPAL                                             SECURITY                                      (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (7.48%)
$    1,421,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $1,421,234
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,449,420) - (identified cost $1,421,000) ............. $   1,421,000
                                                                                                 -------------


                  Total Investment - (100.73%) - (identified cost $17,763,910) - (a)...........     19,139,540
                  Liabilities Less Other Assets - (0.73%)......................................       (138,391)
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  19,001,149
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $17,767,799. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   1,468,746
                  Unrealized depreciation.....................................................         (97,005)
                                                                                                 -------------
                        Net unrealized appreciation ...........................................  $   1,371,741
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2002 (Unaudited)

===============================================================================================================
                                                                                              DAVIS
                                                          DAVIS             DAVIS              REAL
                                                          VALUE           FINANCIAL           ESTATE
                                                         PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                         ---------        ---------          ---------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $   289,072,202    $   26,512,969   $   19,139,540
   Cash...........................................            268,345            42,006            1,466
   Receivables:
     Dividends and interest.......................            375,820            35,558          103,763
     Capital stock sold...........................            265,385             -               46,850
     Investment securities sold...................            320,395             -              -
     Due from adviser.............................             -                  -                1,562
   Prepaid expenses...............................             -                    550              240
   Other assets...................................             -                    286          -
                                                      ---------------    --------------   --------------
                             Total assets.........        290,302,147        26,591,369       19,293,421
                                                      ---------------    --------------   --------------
LIABILITIES:
   Payables:
     Capital stock reacquired.....................            343,780            54,825              455
     Investment securities purchased..............          1,708,972           150,243          273,357
   Accrued expenses...............................            223,500            27,875           18,460
                                                      ---------------    --------------   --------------
                             Total liabilities....          2,276,252           232,943          292,272
                                                      ---------------    --------------   --------------

NET ASSETS .......................................    $   288,025,895    $   26,358,426   $   19,001,149
                                                      ===============    ==============   ==============

SHARES OUTSTANDING (NOTE 4).......................         32,421,846         2,715,012        1,659,302
                                                      ===============    ==============   ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / Shares Outstanding).................        $      8.88        $     9.71       $    11.45
                                                          ===========        ==========       ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...........    $        32,422    $        2,715   $        1,659
   Additional paid-in capital.....................        333,924,364        29,178,980       17,377,039
   Undistributed net investment income............            885,110            24,667          175,945
   Accumulated net realized gains (losses) from
     investments and foreign currency transactions        (19,612,828)         (952,950)          70,876
   Net unrealized appreciation (depreciation) on
     investments..................................        (27,203,173)       (1,894,986)       1,375,630
                                                      ---------------    ----------------- -------------
                                                      $   288,025,895    $   26,358,426   $   19,001,149
                                                      ===============    ==============   ==============


* Including repurchase agreements of $33,023,000, $1,490,000 and $1,421,000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, and cost of $316,275,375, $28,408,241 and $17,763,910 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

===============================================================================================================
                                                                                              DAVIS
                                                          DAVIS             DAVIS              REAL
                                                          VALUE           FINANCIAL           ESTATE
                                                         PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                         ---------        ---------          ---------
INVESTMENT INCOME:
Income:
   Dividends*.....................................    $     1,858,325    $       139,927   $       346,772
   Interest.......................................            275,752             17,666            10,671
                                                      ---------------    ---------------   ---------------
       Total income...............................          2,134,077            157,593           357,443
                                                      ---------------    ---------------   ---------------
Expenses:
   Management fees (Note 2).......................          1,110,477             99,883            50,147
   Custodian fees.................................             47,565              9,142             9,282
   Transfer agent fees............................              7,238              6,210             6,179
   Audit fees.....................................              6,000              4,200             4,200
   Accounting fees (Note 2).......................              3,000              3,000             3,000
   Legal fees.....................................              4,573                410               165
   Reports to shareholders........................             17,354                831               328
   Directors' fees and expenses...................             23,275              2,064             1,122
   Registration and filing fees...................             21,531                616               300
   Miscellaneous..................................              8,058              5,727             2,642
                                                      ---------------    ---------------   ---------------
       Total expenses.............................          1,249,071            132,083            77,365
       Expenses paid indirectly (Note 5)..........               (104)               (14)              (65)
       Reimbursement of expenses by
         adviser (Note 2).........................             -                   -                (10,691)
                                                      ---------------    ---------------   ---------------
       Net expenses...............................          1,248,967            132,069            66,609
                                                      ---------------    ---------------   ---------------
       Net investment income......................            885,110             25,524           290,834
                                                      ---------------    ---------------   ---------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investment transactions......................        (11,898,050)           181,192           210,368
     Foreign currency transactions................                 54             (3,077)         -
   Net change in unrealized appreciation
     (depreciation) of investments................        (20,120,369)        (2,773,985)          965,168
                                                      ---------------    ---------------   ---------------
       Net realized and unrealized gain (loss) on
         investments and foreign currency.........        (32,018,365)        (2,595,870)        1,175,536
                                                      ---------------    ---------------   ---------------
     Net increase (decrease) in net assets
         resulting from operations................    $   (31,133,255)   $    (2,570,346)  $     1,466,370
                                                      ===============    ===============   ===============

*    Net of foreign taxes withheld as follows.....          $18,696              $3,936                $96


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited)

===============================================================================================================
                                                                                                   DAVIS
                                                               DAVIS             DAVIS              REAL
                                                               VALUE            FINANCIAL          ESTATE
                                                             PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                             ---------          ---------         ---------

OPERATIONS:
    Net investment income ...........................     $     885,110      $      25,524      $     290,834
    Net realized gain (loss) from investment
      and foreign currency transactions .............       (11,897,996)           178,115            210,368
    Net change in unrealized appreciation
      (depreciation) of investments .................       (20,120,369)        (2,773,985)           965,168
                                                          -------------      -------------      -------------
    Net increase (decrease) in net assets
      resulting from operations .....................       (31,133,255)        (2,570,346)         1,466,370


DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income ...........................                --                 --           (114,889)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4) ........................................        40,200,698          4,342,130          7,621,002
                                                          -------------      -------------      -------------

Total increase in net assets ........................         9,067,443          1,771,784          8,972,483

NET ASSETS:
    Beginning of period .............................       278,958,452         24,586,642         10,028,666
                                                          -------------      -------------      -------------
    End of period (Including undistributed net
      investment income of $885,110, $24,667
      and $175,945 for Davis Value Portfolio,
      Davis Financial Portfolio and Davis Real
      Estate Portfolio, respectively) ...............     $ 288,025,895      $  26,358,426      $  19,001,149
                                                          =============      =============      =============




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

===============================================================================================================
                                                                                                   DAVIS
                                                               DAVIS             DAVIS              REAL
                                                               VALUE            FINANCIAL          ESTATE
                                                             PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                             ---------          ---------         ---------
OPERATIONS:
    Net investment income ...........................     $   1,021,199      $       8,702      $     275,670
    Net realized gain (loss) from investment
      and foreign currency transactions .............        (7,293,056)        (1,124,613)            28,985
    Net change in unrealized appreciation
      (depreciation) of investments .................       (10,139,571)          (937,890)           132,647
                                                          -------------      -------------      -------------
    Net increase (decrease) in net assets
      resulting  from operations ....................       (16,411,428)        (2,053,801)           437,302

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income ...........................        (1,021,199)            (8,692)          (276,128)
    Realized gains from investment transactions .....                --                 --           (137,851)
    Return of capital ...............................          (130,526)            (1,655)           (41,954)
    Distribution in excess of net investment
      income ........................................                --                 --            (20,898)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4) ........................................       176,312,992         11,881,281          5,215,281
                                                          -------------      -------------      -------------

Total increase in net assets ........................       158,749,839          9,817,133          5,175,752

NET ASSETS:
    Beginning of year ...............................       120,208,613         14,769,509          4,852,914
                                                          -------------      -------------      -------------

    End of year (Including undistributed net
      investment loss of $857 for Davis
      Financial Portfolio) ..........................     $ 278,958,452      $  24,586,642      $  10,028,666
                                                          ==============     =============      =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Funds account separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

    Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2002, Davis Value Portfolio had approximately $6,963,100 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At June 30, 2002, Davis Financial Portfolio had approximately $974,900 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2009 and 2010. At June 30, 2002, Davis Real Estate Portfolio had approximately $133,800 of post October losses available to offset future capital gains, if any, which expire in 2010.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued)
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

     The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Fund's average annual net assets.

     State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. Davis Advisors (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for six months ended June 30, 2002 was $32 for Davis Value Portfolio, and $16 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2002 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $3,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $10,691 for Davis Real Estate Portfolio. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2002 were as follows:


                                   DAVIS        DAVIS          DAVIS
                                   VALUE       FINANCIAL     REAL ESTATE
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                 ---------     ---------     -----------
Cost of purchases.........     $69,500,513    $9,565,365     $11,333,518
Proceeds of sales.........     $33,369,723    $4,680,513     $ 4,259,359

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued)
June 30, 2002 (Unaudited)
================================================================================

NOTE 4 - CAPITAL STOCK

    At June 30, 2002, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                     SIX MONTHS ENDED
                                                                      JUNE 30, 2002
                                                                       (UNAUDITED)
                                                      ---------------------------------------------
                                                        DAVIS             DAVIS            DAVIS
                                                        VALUE           FINANCIAL       REAL ESTATE
                                                      PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                      ---------         ---------       -----------
Shares sold ..................................        6,097,629           816,505           879,731
Shares issued in reinvestment of distributions               --                --            10,407
                                                                     ------------      ------------
                                                      6,097,629           816,505           890,138
Shares redeemed ..............................       (1,927,147)         (405,927)         (199,911)
                                                   ------------      ------------      ------------
      Net increase ...........................        4,170,482           410,578           690,227
                                                   ============      ============      ============

Proceeds from shares sold ....................     $ 58,559,679      $  8,582,326      $  9,705,352
Proceeds from shares issued in
    reinvestment of distributions ............               --                --           114,889
                                                   ------------      ------------      ------------
                                                     58,559,679         8,582,326         9,820,241
Cost of shares redeemed ......................      (18,358,981)       (4,240,196)       (2,199,239)
                                                   ------------      ------------      ------------
      Net increase ...........................     $ 40,200,698      $  4,342,130      $  7,621,002
                                                   ============      ============      ============


                                                                       YEAR ENDED
                                                                    DECEMBER 31, 2001
                                                      -----------------------------------------------
                                                        DAVIS             DAVIS              DAVIS
                                                        VALUE           FINANCIAL         REAL ESTATE
                                                      PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                      ---------         ---------         -----------

Shares sold ..................................        19,399,261          1,761,537            945,827
Shares issued in reinvestment of distributions           115,750                965             46,704
                                                   -------------      -------------      -------------
                                                      19,515,011          1,762,502            992,531
Shares redeemed ..............................        (2,133,025)          (698,510)          (491,098)
                                                   -------------      -------------      -------------
      Net increase ...........................        17,381,986          1,063,992            501,433
                                                   =============      =============      =============

Proceeds from shares sold ....................     $ 195,102,861      $  19,499,944      $   9,731,157
Proceeds from shares issued in
    reinvestment of distributions ............         1,151,724             10,348            476,827
                                                   -------------      -------------      -------------
                                                     196,254,585         19,510,292         10,207,984
Cost of shares redeemed ......................       (19,941,593)        (7,629,011)        (4,992,703)
                                                   -------------      -------------      -------------
      Net increase ...........................     $ 176,312,992      $  11,881,281      $   5,215,281
                                                   =============      =============      =============


NOTE 5 - EXPENSES PAID INDIRECTLY

        Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $104, $14 and $65 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, during the six months ended June 30, 2002.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                        JULY 1, 1999
                                                     SIX MONTHS                                         (COMMENCEMENT
                                                       ENDED            YEAR ENDED DECEMBER 31,         OF OPERATIONS)
                                                   JUNE 30, 2002        ----------------------             THROUGH
                                                    (UNAUDITED)          2001             2000        DECEMBER 31, 1999
                                                    -----------          ----             ----        -----------------

Net Asset Value, Beginning of Period ...           $   9.87           $  11.06          $  10.25          $ 10.00
                                                   --------           --------          --------          -------

Income (Loss) From Investment Operations
 Net Investment Income .................               0.03               0.04              0.03             0.01
 Net Realized and Unrealized
    Gains (Losses) .....................              (1.02)             (1.19)             0.92             0.25
                                                   --------           --------          --------          -------
    Total From Investment Operations ...              (0.99)             (1.15)             0.95             0.26

Dividends and  Distributions
 Dividends from Net Investment Income ..              --                 (0.04)            (0.03)           (0.01)
 Return of Capital .....................              --                  --   (3)           --  (3)          --  (3)
 Distributions from Realized Gains .....              --                  --               (0.11)             --
                                                   --------           --------          --------          -------
    Total Dividends and Distributions ..              --                 (0.04)            (0.14)           (0.01)
                                                   --------           --------          --------          -------

Net Asset Value, End of Period .........           $   8.88           $   9.87          $  11.06          $ 10.25
                                                   ========           ========          ========          =======

Total Return(1) ........................             (10.03)%           (10.39)%            9.30%            2.64%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)            $288,026           $278,958          $120,209          $12,668

Ratio of Expenses to Average Net Assets                0.84%*             0.87%             1.00%(4)         1.00%*(4)
Ratio of Net Investment Income to ......               0.60%*             0.55%             0.73%            0.43%*
    Average Net Assets
Portfolio Turnover Rate(2) .............                 13%                18%               10%               5%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                                                    JULY 1, 1999
                                                    SIX MONTHS                                     (COMMENCEMENT
                                                       ENDED          YEAR ENDED DECEMBER 31,      OF OPERATIONS)
                                                   JUNE 30, 2002      -----------------------          THROUGH
                                                   (UNAUDITED)        2001             2000       DECEMBER 31, 1999
                                                   -----------        ----             ----       -----------------

Net Asset Value, Beginning of Period ...           $ 10.67           $ 11.91          $  9.26          $10.00
                                                   -------           -------          -------          ------

Income (Loss) From Investment Operations
 Net Investment Income .................              0.01               --              0.01            0.02
 Net Realized and Unrealized
    Gains (Losses) .....................             (0.97)            (1.24)            2.84           (0.74)
                                                   -------           -------          -------          ------
    Total From Investment Operations ...             (0.96)            (1.24)            2.85           (0.72)

Dividends and  Distributions
 Dividends from Net Investment Income ..               --                --  (3)        (0.01)          (0.02)
 Return of Capital .....................               --                --  (3)          --  (3)         --  (3)
 Distributions from Realized Gains .....               --                --             (0.19)            --
                                                   -------           -------          -------          ------
    Total Dividends and Distributions ..               --                --             (0.20)          (0.02)
                                                   -------           -------          -------          ------

Net Asset Value, End of Period .........           $  9.71           $ 10.67          $ 11.91          $ 9.26
                                                   =======           =======          =======          ======
Total Return(1) ........................             (9.00)%          (10.37)%          30.97%          (7.17)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)           $26,358           $24,587          $14,770          $3,471
 Ratio of Expenses to Average Net Assets              0.99%*            1.00%(4)         1.00%(4)        1.02%*(4,5)
 Ratio of Net Investment Income to
    Average Net Assets .................              0.19%*            0.04%            0.18%           0.76%*
 Portfolio Turnover Rate(2) ............                19%               24%              26%              9%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.04%, 1.55% and 4.26% for 2001, 2000 and 1999, respectively.

(5) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 1999.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                                                            JULY 1, 1999
                                                       SIX MONTHS                                           (COMMENCEMENT
                                                          ENDED             YEAR ENDED DECEMBER 31,         OF OPERATIONS)
                                                      JUNE 30, 2002         -----------------------            THROUGH
                                                       (UNAUDITED)          2001            2000          DECEMBER 31, 1999
                                                       -----------          ----            ----          -----------------
Net Asset Value, Beginning of Period ..............      $10.35            $10.38           $8.71              $10.00
                                                         ------            ------           -----              ------

Income (Loss) From Investment Operations
 Net Investment Income ............................        0.21              0.36            0.33                0.18
 Net Realized and Unrealized
    Gains (Losses) ................................        0.99              0.19            1.67               (1.26)
                                                         ------            ------           -----              ------
    Total From Investment Operations ..............        1.20              0.55            2.00               (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income .............       (0.10)            (0.36)          (0.33)              (0.18)
 Return of Capital ................................       --                (0.07)          --                  (0.03)
 Distributions from Realized Gains ................       --                (0.11)          --                  --
 Distributions in Excess of Net Investment Income         --                (0.04)          --                  --
                                                         ------            ------           -----              ------

    Total Dividends and Distributions .............       (0.10)            (0.58)          (0.33)              (0.21)
                                                         ------            ------           -----              ------

Net Asset Value, End of Period ....................      $11.45            $10.35          $10.38              $ 8.71
                                                         ======            ======          ======              ======


Total Return(1)....................................       11.63%             5.50%          23.33%             (10.79)%


Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted) ..........     $19,001           $10,029          $4,853                $610
 Ratio of Expenses to Average Net Assets ..........        1.00%*(3)         1.00%(3)        1.07%(3,4)          1.21%*(3,4)
 Ratio of Net Investment Income to
    Average Net Assets ............................        4.35%*            3.70%           4.31%               4.41%*
 Portfolio Turnover Rate(2) .......................          34%               45%             16%                 21%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.16%, 1.39%, 3.15% and 11.91% for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999, respectively.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 2000 and 1999.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================



                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)HELD  LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------

INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &             12        none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of
                                                   Chicago; and Executive
                                                   Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                 12        Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser and
                                                                                             that have no material
                                                                                             relationship with the Adviser or
                                                                                             the Davis Funds other than that
                                                                                             some of them are shareholders in
                                                                                             one or more of the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe              12        Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                       (engineering); Member,
                                                   Chairman, Energy &                        Investment Committee for
                                                   Technology Company, Ltd.;                 Microgeneration Technology
                                                   Retired Chairman and                      Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                   12        Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General                12        none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President             12        Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of              12        none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

MARSHA WILLIAMS    Director         director       Executive Vice                  16        Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios); Director, Modine
                                                   Equity Office                             Manufacturing, Inc. (heat
                                                   Properties Trust                          transfer technology);
                                                   (office building                          Director, Chicago Bridge &
                                                   owner); Former Chief                      Iron Company, M.V.
                                                   Administrative Officer                    (industrial construction and
                                                   of Crate & Barrel                         engineering).
                                                   (home furnishings
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Chief            12        Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Investment Officer,                       Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers, L.P.



DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice               16        Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios).
                                                   Selected Fund;
                                                   President, Davis L.P.,
                                                   Selected Advisers,
                                                   and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                 16        Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios).
                                                   Davis Fund and
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

*  Jeremy H. Biggs,  Andrew A. Davis and Christopher C. Davis own partnership  units (directly,  indirectly or both) of the Adviser and are considered to be "interested  persons" of the Funds as defined in the Investment  Company Act of
   1940. Andrew A. Davis and Christopher C. Davis are brothers.


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



                  (This page has been left blank intentionally)

                        DAVIS VARIABLE ACCOUNT FUND, INC.
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

       DIRECTORS                   OFFICERS
       Wesley E. Bass, Jr.         Jeremy H. Biggs
       Jeremy H. Biggs                 Chairman
       Marc P. Blum                Christopher C. Davis
       Andrew  A. Davis                President - Davis Value Portfolio, Davis
       Christopher C. Davis            Financial Portfolio & Vice President-
       Jerry D. Geist                  Davis Real Estate Portfolio
       D. James Guzy               Andrew A. Davis
       G. Bernard Hamilton             President - Davis Real Estate Portfolio,
       Theodore B. Smith, Jr.          Vice President-Davis Value Portfolio &
       Christian R. Sonne              Davis Financial Portfolio
       Marsha Williams             Kenneth C. Eich
                                       Vice President
                                   Sharra L. Reed
                                       Vice President,
                                       Treasurer & Assistant Secretary
                                   Thomas D. Tays
                                       Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
www.davisfunds.com













[DAVIS FUND LOGO]